UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2008
Motorcar Parts of America, Inc.

(Exact name of registrant as specified in its charter)

New York	0-23538	11-2153962

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA		90503

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 972-4005
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On January 17, 2008, the registrant entered into an amendment dated as of January 14, 2008 to its credit agreement (the “Amendment”) with Union Bank of California, N.A. The Amendment extended the term to October 1, 2009. Previously, the credit facility was scheduled to expire on October 1, 2008. A copy of the amendment and the related revolving note are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference. A copy of the press release the registrant issued on January 17, 2008 announcing the amendment to the credit facility is attached as Exhibit 99.3 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
            99.1 First Amendment to Amended and Restated Credit Agreement dated as of January 14, 2008 between Motorcar Parts of America, Inc. and Union Bank of California, N.A.
            99.2 Revolving Note dated as of January 14, 2008 executed by Motorcar Parts of America, Inc. in favor of Union Bank of California, N.A.
            99.3 Press release dated January 17, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.
Date: January 17, 2008	/s/ Mervyn McCulloch
Mervyn McCulloch
Chief Financial Officer